UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2022

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-53912	26-3455189
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 20, 2022, Silver Star Properties REIT, Inc. (previously known as Hartman Short Term Income Properties XX, Inc.) (the “Company”) filed an amendment to its Articles of Amendment with the Maryland Secretary of State to change its name from “Hartman Short Term Income Properties XX, Inc.” to “Silver Star Properties REIT, Inc.” (the “Amendment”). The Amendment is effective as of December 20, 2022. The full text of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On December 20, 2022, the Company issued a press release announcing the foregoing name change and also operating changes for the Company, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information provided pursuant to this Item 7.01, including Exhibit 99.1 in Item 9.01, are “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings. The furnishing of the remarks is not intended to constitute a representation that such furnishing is required by Regulation FD or that the remarks include material investor information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information in the future. The attached prepared remarks contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(a) Exhibits

Exhibit Number	Exhibit Description
3.1	Articles of Amendment of Hartman Short Term Income Properties XX, Inc.
99.1	Press Release of Hartman Short Term Income Properties XX, Inc. dated December 20, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
(Registrant)
Date: December 20, 2022	By:	/s/ Michael Racusin
Michael Racusin
General Counsel and Corporate Secretary